UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

☑ Filed by the registrant	☐ Filed by a party other than the registrant

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

AMGEN INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the  offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule  and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

YOUR VOTE IS IMPORTANT

PLEASE VOTE YOUR PROXY TODAY

Dear Valued Amgen Stockholder:

We hope this finds you safe and well. You should have received your proxy materials in connection with the Amgen Inc. Annual Meeting of Stockholders to be held on May 18, 2021. According to our latest records, your vote instruction for this meeting has not yet been received. Your vote is extremely important, no matter how many shares you hold. If you have not yet voted, please vote today.

If you have received more than one notice, proxy card, or voting instruction form, it means that you hold shares that are registered in more than one account. To ensure that all of your shares are voted, please sign and return each card or, if you elect to vote by telephone or Internet, submit one proxy for each notice, proxy card, or voting instruction form that you receive.

Please vote as soon as possible by following the instructions below. For the reasons set forth in the 2021 Proxy Statement, dated April 6, 2021, the Board of Directors recommends that you vote:

Item 1: “FOR” each director nominee;

Item 2: “FOR” the advisory vote to approve our executive compensation; and

Item 3: “FOR” the ratification of the selection of the independent registered public accountants.

We urge you to review the proxy materials at www.proxyvote.com and vote your shares promptly even if you plan to attend the Annual Meeting of Stockholders.

THREE EASY WAYS TO VOTE

Vote by telephone or online until 11:59 P.M. Eastern Time on May 17, 2021 for shares held directly and by 11:59 P.M. Eastern Time on May 13, 2021 for shares held in plans sponsored by Amgen or its subsidiaries.

If your proxy has already been voted, you do not need to vote again and please disregard this letter. We appreciate your support and continuing interest in Amgen Inc.

Thank you for your vote!

Your Vote Counts!
AMGEN INC. 2021 Annual Meeting Vote by May 17, 2021 11:59 PM ET. For shares held in plans sponsored by Amgen or its subsidiaries, vote by May 13, 2021 11:59 PM ET.

AMGEN INC. ONE AMGEN CENTER DRIVE THOUSAND OAKS, CA 91320-1799 ATTN: CORPORATE SECRETARY

D52925-P54679

 You invested in AMGEN INC. and it’s time to vote!

You have the right to vote on items, including the election of directors, being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 18, 2021.

 Get informed before you vote

View the Notice of 2021 Annual Meeting of Stockholders, Proxy Statement, Form Proxy Card and 2020 Annual Report online OR you can receive a free paper or email copy of the material(s) by making such request prior to May 4, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

* Please check the meeting materials for any special requirements for meeting attendance.

V1

AMGEN INC.

ONE AMGEN CENTER DRIVE, THOUSAND OAKS, CA 91320-1799

PROXY SOLICITED BY THE BOARD OF DIRECTORS

FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 18, 2021

Robert A. Bradway, Peter H. Griffith and Jonathan P. Graham (the “Proxy Holders”), or any of them, each with the power of substitution, hereby are authorized to represent the undersigned, with all powers which the undersigned would possess if personally present, to vote the shares of Amgen Inc. Common Stock of the undersigned at the 2021 Annual Meeting of Stockholders of Amgen Inc., to be held on Tuesday, May 18, 2021, at 11:00 A.M., Pacific Time, by remote communication via the internet at www.virtualshareholdermeeting.com/AMGN2021, and at any continuation, postponement, or adjournment of that meeting, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other business that may properly come before the meeting.

You are encouraged to specify your choices by marking the appropriate boxes, BELOW, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations.

PLEASE MARK, SIGN, DATE, AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.

Voting Items		Board Recommends	Voting Options

1.	To elect eleven directors to the Board of Directors of Amgen Inc. for a term of office expiring at the 2022 annual meeting of stockholders. The nominees for election to the Board of Directors are:

1a.	Dr. Wanda M. Austin	For	For ☐	Against ☐	Abstain ☐

1b.	Mr. Robert A. Bradway	For	For ☐	Against ☐	Abstain ☐

1c.	Dr. Brian J. Druker	For	For ☐	Against ☐	Abstain ☐

1d.	Mr. Robert A. Eckert	For	For ☐	Against ☐	Abstain ☐

1e.	Mr. Greg C. Garland	For	For ☐	Against ☐	Abstain ☐

1f.	Mr. Charles M. Holley, Jr.	For	For ☐	Against ☐	Abstain ☐

1g.	Dr. Tyler Jacks	For	For ☐	Against ☐	Abstain ☐

1h.	Ms. Ellen J. Kullman	For	For ☐	Against ☐	Abstain ☐

1i.	Ms. Amy E. Miles	For	For ☐	Against ☐	Abstain ☐

1j.	Dr. Ronald D. Sugar	For	For ☐	Against ☐	Abstain ☐

1k.	Dr. R. Sanders Williams	For	For ☐	Against ☐	Abstain ☐

2.	Advisory vote to approve our executive compensation.	For	For ☐	Against ☐	Abstain ☐

3.	To ratify the selection of Ernst & Young LLP as our independent registered public accountants for the fiscal year ending December 31, 2021.	For	For ☐	Against ☐	Abstain ☐

NOTE: Such other business as may properly come before the meeting or any continuation, postponement, or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature	Date	D52926-P54679	Signature (Joint Owners)	Date